Exhibit 99.2

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2012

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” "pipeline," “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments. Effective November 12, 2012, the Company updated its name from "Entertainment Properties Trust" to "EPR Properties" to reflect the Company's expansion into additional specialty segments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Neil Sprague	Mike Hirons
Senior Vice President and General Counsel	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Emmanuel Korchman	212-816-4471
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
Goldman Sachs	Andrew Rosavich	212-902-2796
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
RBC Capital Markets	Richard Moore	440-715-2646
Stifel Nicolaus	Joshua Barber	443-224-1347

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three months ended December 31,		Year ended December 31,
Operating Information:	2012	2011	2012	2011
Revenue (1)	83,362	75,448	321,786	298,278
Net income available to common shareholders of
EPR Properties	18,843	31,940	93,160	84,319
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	63,740	64,133	260,378	231,531
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	(264)	1,254	(10,222)	(10,909)
Adjusted EBITDA - continuing operations (2)	70,643	64,366	271,652	251,942
Adjusted EBITDA - discontinued operations (2)	843	1,254	2,817	6,466
Interest expense, net (1)	20,062	17,658	76,656	71,481
Recurring principal payments	4,171	6,205	21,966	24,566
Capitalized interest	380	112	859	498
Straight-lined rental revenue	927	298	4,632	966
Dividends declared on preferred shares	6,849	6,002	24,854	28,140
Dividends declared on common shares	35,165	32,709	140,541	130,724
General and administrative expense	5,396	5,045	23,170	20,173

Balance Sheet Information:	December 31,
	2012	2011
Total assets	2,946,730	2,733,995
Total assets before depreciation (gross assets)	3,322,733	3,069,430
Unencumbered real estate assets (3)
Number	154	117
Gross book value	2,077,495	1,534,785
Annualized stabilized NOI	213,378	154,378
Total debt	1,368,832	1,154,295
Equity	1,459,898	1,498,103
Common shares outstanding	46,887	46,727
Total market capitalization (using EOP closing price)	3,877,060	3,532,970
Debt/total assets	46%	42%
Debt/total market capitalization	35%	33%
Debt/gross assets	41%	38%
Debt/Adjusted EBITDA - continuing operations (1)(4)	4.84	4.48
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.79	4.40

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011
Assets
Rental properties: (1)
Entertainment	$2,020,348	$2,012,794	$1,991,359	$1,972,844	$1,956,564	$1,942,634
Education	102,311	102,094	48,146	40,088	40,115	21,437
Recreation	69,804	33,022	33,021	33,021	13,008	13,007
Other	71,421	118,348	121,526	136,777	149,620	149,620
Less: accumulated depreciation	(376,003)	(370,173)	(356,264)	(347,905)	(335,435)	(323,055)
Land held for development	196,177	191,442	188,874	184,457	184,457	184,457
Property under development	29,376	30,486	40,141	35,419	22,761	15,075
Mortgage notes receivable: (2)
Entertainment	76,199	52,294	51,197	14,852	—	—
Education	28,945	21,216	17,217	16,705	1,303	—
Recreation	348,091	338,245	335,205	332,855	323,794	315,204
Other	2,517	—	—	—	—	—
Investment in a direct financing lease, net	234,089	232,855	236,157	234,875	233,619	253,344
Investment in joint ventures	11,971	11,399	10,577	10,112	25,053	24,667
Cash and cash equivalents	10,664	25,007	12,739	11,474	14,625	14,302
Restricted cash	23,991	26,138	19,165	24,938	19,312	28,314
Accounts receivable, net	38,738	35,704	33,138	35,602	35,005	34,389
Other assets	58,091	54,501	51,469	54,731	50,194	52,502
Total assets	$2,946,730	$2,915,372	$2,833,667	$2,790,845	$2,733,995	$2,725,897

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$65,481	$54,086	$37,485	$30,603	$36,036	$38,029
Common dividends payable	35,165	35,131	35,128	35,117	32,709	32,707
Preferred dividends payable	6,021	6,002	6,002	6,002	6,002	6,002
Unearned rents and interest	11,333	14,181	11,982	16,388	6,850	13,599
Line of credit	39,000	—	112,000	58,000	223,000	195,000
Long-term debt	1,329,832	1,339,118	1,158,560	1,166,840	931,295	943,839
Total liabilities	1,486,832	1,448,518	1,361,157	1,312,950	1,235,892	1,229,176
Equity:
Common stock and additional paid in capital	1,769,711	1,754,767	1,753,266	1,723,388	1,719,546	1,718,182
Preferred stock at par value	139	135	135	135	135	135
Treasury stock	(55,308)	(49,689)	(49,539)	(49,454)	(44,834)	(44,834)
Accumulated other comprehensive income	20,622	20,629	20,680	23,761	23,463	22,699
Distributions in excess of net income	(275,643)	(259,318)	(252,338)	(248,007)	(228,261)	(227,493)
EPR Properties shareholders' equity	1,459,521	1,466,524	1,472,204	1,449,823	1,470,049	1,468,689
Noncontrolling interests	377	330	306	28,072	28,054	28,032
Total equity	1,459,898	1,466,854	1,472,510	1,477,895	1,498,103	1,496,721
Total liabilities and equity	$2,946,730	$2,915,372	$2,833,667	$2,790,845	$2,733,995	$2,725,897

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011
Rental revenue and tenant reimbursements:
Entertainment	$60,180	$60,633	$59,399	$59,383	$58,535	$58,787
Education	2,921	2,602	1,720	1,420	1,151	332
Recreation	1,502	797	797	519	319	318
Other	1,208	1,209	1,311	1,414	1,390	1,489
Mortgage and other financing income:
Entertainment	1,936	1,427	498	447	81	81
Education (1)	7,724	7,563	7,548	7,295	7,099	7,352
Recreation	7,423	7,968	7,143	6,906	6,710	7,010
Other	34	18	32	40	40	41
Corporate/Unallocated	—	—	—	—	17	26
Other income	434	203	107	25	106	165
Total revenue	$83,362	$82,420	$78,555	$77,449	$75,448	$75,601

Property operating expense	6,915	5,939	6,055	6,374	5,647	5,868
Other expense	408	585	340	350	390	534
General and administrative expense	5,396	5,486	5,821	6,467	5,045	4,555
Costs (gain) associated with loan refinancing or payoff, net	150	477	—	—	(390)	—
Interest expense, net	20,062	19,994	18,459	18,141	17,658	17,911
Transaction costs	31	184	31	158	233	145
Impairment charges	6,872	—	—	3,998	—	—
Depreciation and amortization	13,192	12,743	12,375	11,943	11,527	11,520
Equity in income from joint ventures	358	342	278	47	616	676
Income from continuing operations	30,694	37,354	35,752	30,065	35,954	35,744
Discontinued operations:
Income (loss) from discontinued operations	441	(93)	628	(115)	778	(194)
Impairment charges	(1,107)	(3,086)	—	(8,845)	—	—
Transaction costs	—	—	—	3	—	(3)
Gain (loss) on sale or acquisition of real estate	(747)	—	438	282	1,236	16
Net income	29,281	34,175	36,818	21,390	37,968	35,563
Net income attributable to noncontrolling interests	(47)	(24)	(19)	(18)	(25)	(11)
Preferred dividend requirements	(6,503)	(6,002)	(6,002)	(6,001)	(6,003)	(7,034)
Preferred share redemption costs	(3,888)	—	—	—	—	(2,769)
Net income available to common shareholders of EPR Properties	$18,843	$28,149	$30,797	$15,371	$31,940	$25,749

(1) Represents income from owned assets under a direct financing lease, four mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$18,843	$28,149	$30,797	$15,371	$31,940	$25,749
Gain (loss) on sale or acquisition of real estate	747	—	(438)	(282)	(1,236)	(16)
Real estate depreciation and amortization	13,318	13,013	12,635	12,197	11,773	11,765
Allocated share of joint venture depreciation	150	146	144	141	118	113
Impairment charges	7,979	3,086	—	12,843	—	—
FFO available to common shareholders of EPR Properties	$41,037	$44,394	$43,138	$40,270	$42,595	$37,611

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$41,037	$44,394	$43,138	$40,270	$42,595	$37,611
Costs (gain) associated with loan refinancing or payoff, net	150	477	—	—	(390)	—
Transaction costs	31	184	31	158	233	148
Preferred share redemption costs	3,888	—	—	—	—	2,769
FFO as adjusted available to common shareholders of EPR Properties	$45,106	$45,055	$43,169	$40,428	$42,438	$40,528

FFO per common share attributable to EPR Properties:
Basic	$0.88	$0.95	$0.92	$0.86	$0.91	$0.81
Diluted	0.87	0.94	0.92	0.86	0.91	0.80

FFO as adjusted per common share attributable to EPR Properties:
Basic	$0.96	$0.96	$0.92	$0.87	$0.91	$0.87
Diluted	0.96	0.96	0.92	0.86	0.90	0.86

Shares used for computation (in thousands):
Basic	46,850	46,840	46,826	46,677	46,726	46,680
Diluted	47,090	47,090	47,068	46,945	46,967	46,918

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$41,037	$44,394	$43,138	$40,270	$42,595	$37,611
Adjustments:
Transaction costs	31	184	31	158	233	148
Non-real estate depreciation and amortization	276	263	258	260	267	271
Deferred financing fees amortization	994	1,047	1,092	1,085	986	1,034
Costs (gain) associated with loan refinancing or payoff, net	150	477	—	—	(390)	—
Share-based compensation expense to management and trustees	1,417	1,418	1,534	1,464	1,398	1,371
Maintenance capital expenditures (2)	(2,622)	(730)	(1,066)	(354)	(733)	(946)
Straight-lined rental revenue	(927)	(2,042)	(862)	(801)	(298)	(92)
Non-cash portion of mortgage and other financing income	(1,253)	(1,193)	(1,284)	(1,258)	(1,298)	(1,268)
Preferred share redemption costs	3,888	—	—	—	—	2,769
AFFO available to common shareholders of EPR Properties	$42,991	$43,818	$42,841	$40,824	$42,760	$40,898

Weighted average diluted shares outstanding (in thousands)	47,090	47,090	47,068	46,945	46,967	46,918

AFFO per diluted common share	$0.91	$0.93	$0.91	$0.87	$0.91	$0.87

Dividends declared per common share	$0.75	$0.75	$0.75	$0.75	$0.70	$0.70

AFFO payout ratio (3)	82%	81%	82%	86%	77%	80%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at December 31, 2012
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan	Credit Facility (3)	Senior Notes	Total	Weighted Avg Interest Rate
2013	$17,439	$—	$—	$—	$—	$17,439	6.28%
2014	12,473	141,344	—	—	—	153,817	6.33%
2015	11,118	90,813	—	39,000	—	140,931	4.67%
2016	7,233	96,144	—	—	—	103,377	6.08%
2017	3,752	85,500	240,000	—	—	329,252	3.53%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
Thereafter	—	—	10,635	—	—	10,635	0.15%
	$52,934	$426,263	$250,635	$39,000	$600,000	$1,368,832	5.53%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$479,197	6.07%	2.88
Fixed rate unsecured debt (2)		840,000	5.46%	7.40
Variable rate secured debt		10,635	0.15%	24.75
Variable rate unsecured debt (3)		39,000	1.86%	2.78
Total		$1,368,832	5.53%	5.82

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Includes $240 million term loan that has been fixed through interest rate swaps through January 5, 2016.

(3) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 12/31/2012	Maturity	at 12/31/2012

	$400,000	$39,000	October 13, 2015	1.86%

	Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $500 million.

EPR Properties
Capital Structure at December 31, 2012 and December 31, 2011
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	December 31, 2012	December 31, 2011

Mortgage notes payable, 4.26%-9.01%, paid in full on August 10, 2012	$—	$106,229
Mortgage notes payable, 6.57%-6.73%, paid in full on August 31, 2012	—	43,045
Mortgage note payable, 6.63%, paid in full on September 26, 2012	—	24,072
Mortgage note payable, 5.50%, paid in full on December 28, 2012	—	4,000
Unsecured revolving variable rate credit facility, LIBOR + 1.60%, due October 13, 2015	39,000	223,000
Mortgage note payable, 6.84%, due March 1, 2014	92,773	95,976
Mortgage note payable, 5.58%, due April 1, 2014	57,078	58,338
Mortgage note payable, 5.56%, due June 5, 2015	31,923	32,568
Mortgage notes payable, 5.77%, due November 6, 2015	67,172	69,143
Mortgage notes payable, 5.84%, due March 6, 2016	37,863	38,931
Mortgage notes payable, 6.37%, due June 30, 2016	27,156	27,854
Mortgage notes payable, 6.10%, due October 1, 2016	24,395	25,027
Mortgage notes payable, 6.02%, due October 6, 2016	18,381	18,862
Term loan payable, LIBOR + 1.75%, fixed through interest rate swaps at 2.66% through January 5, 2016, due January 5, 2017	240,000	—
Mortgage note payable, 6.06%, due March 1, 2017	10,261	10,518
Mortgage note payable, 6.07%, due April 6, 2017	10,565	10,827
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	48,914	50,132
Mortgage note payable, 5.29%, due July 1, 2017	3,881	4,008
Mortgage notes payable, 5.68% due August 1, 2017	25,053	25,677
Mortgage note payable, 6.19%, due February 1, 2018	15,084	15,643
Mortgage note payable, 7.37%, due July 15, 2018	8,698	9,810
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	—
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Total	$1,368,832	$1,154,295

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of December 31, 2012

Moody's	Baa3 (positive)
Fitch	BBB- (stable)
Standard and Poor's	BB+ (stable)

Summary of Covenants

The Company's outstanding bonds have fixed interest rates of 5.75% and 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance.  The actual amounts as of December 31, 2012 and September 30, 2012 are:

		Actual	Actual
Note Covenants	Required	4th Quarter 2012 (1)	3rd Quarter 2012
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	41%	41%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	15%	15%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.6x	3.6x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	261%	269%

(1) See page 14 for detailed calculations

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	December 31, 2012		Total Debt:		December 31, 2012
Total Assets	$2,946,730		Secured debt obligations		$489,832
Add: accumulated depreciation	376,003		Unsecured debt obligations:
Less: intangible assets	(3,321)		Unsecured debt		879,000
Total Assets	$3,319,412		Outsanding letters of credit		—
			Derivatives at fair market value, net		8,010
Total Unencumbered Assets:	December 31, 2012		Total unsecured debt obligations:		887,010
Unencumbered real estate assets, gross	$2,077,495		Total Debt		$1,376,842
Cash and cash equivalents	10,664
Land held for development	196,177
Property under development	29,376
Total Unencumbered Assets	$2,313,712

Consolidated income available for debt service:	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	Trailing Twelve Months
Adjusted EBITDA	$70,643	$70,410	$66,340	$64,259	$271,652
Add: Adjusted EBITDA of discontinued operations	843	440	1,145	389	2,817
Less: straight-line rental revenue	(927)	(2,042)	(862)	(801)	(4,632)
Consolidated income available for debt service	$70,559	$68,808	$66,623	$63,847	$269,837

Annual Debt Service:
Interest expense, gross	$20,445	$20,307	$18,481	$18,350	$77,583
Less: deferred financing fees amortization	(994)	(1,047)	(1,092)	(1,085)	(4,218)
Annual Debt Service	$19,451	$19,260	$17,389	$17,265	$73,365

Debt Service Coverage	3.6	3.6	3.8	3.7	3.7

EPR Properties
Capital Structure at December 31, 2012
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2012	Liquidation Preference	Dividend Rate	Convertible

Common shares	46,887,401	$46.11	N/A	(1)	N/A
Series C	5,400,000	$21.95	$135,000	5.750%	Y
Series E	3,450,000	$29.65	$86,250	9.000%	Y
Series F	5,000,000	$24.60	$125,000	6.625%	N

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2012 multiplied by closing price at December 31, 2012				$2,161,978
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total long-term debt at December 31, 2012				1,368,832
Total consolidated market capitalization				$3,877,060

(1) Quarterly dividend declared in the fourth quarter of 2012 was $0.75 per share.
(2) Excludes accrued unpaid dividends at December 31, 2012.

EPR Properties
Summary of Ratios
(Unaudited)

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011

Debt to total assets (book value)	46%	46%	45%	44%	42%	42%

Debt to total market capitalization	35%	36%	36%	33%	33%	35%

Debt to gross assets	41%	41%	40%	39%	38%	37%

Debt/Adjusted EBITDA - continuing operations (1)	4.84	4.75	4.80	4.77	4.48	4.40

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.79	4.73	4.71	4.74	4.40	4.38

Secured debt to secured assets	56%	57%	56%	56%	58%	59%

Unencumbered real estate assets to total real estate assets (2)	70%	70%	58%	57%	56%	56%

Interest coverage ratio (3)	3.5	3.5	3.7	3.6	3.8	3.7

Fixed charge coverage ratio (3)	2.7	2.7	2.8	2.7	2.8	2.7

Debt service coverage ratio (3)	2.9	2.8	2.8	2.7	2.8	2.8

FFO payout ratio (4)	86%	80%	82%	87%	77%	87%

FFO as adjusted payout ratio (5)	78%	78%	82%	87%	78%	81%

AFFO payout ratio (6)	82%	81%	82%	85%	77%	80%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011
Interest Coverage Ratio (1):
Net income	$29,281	$34,175	$36,818	$21,390	$37,968	$35,563
Impairment charges	7,979	3,086	—	12,843	—	—
Transaction costs	31	184	31	158	233	148
Interest expense, gross	20,445	20,307	18,481	18,350	17,776	18,067
Depreciation and amortization	13,594	13,276	12,893	12,457	12,040	12,036
Share-based compensation expense
to management and trustees	1,417	1,418	1,534	1,464	1,398	1,371
Costs (gain) associated with loan refinancing
or payoff, net	150	477	—	—	(390)	—
Interest cost capitalized	(380)	(307)	(16)	(156)	(112)	(136)
Straight-line rental revenue	(927)	(2,042)	(862)	(801)	(298)	(92)
Gain (loss) on sale or acquisition of real estate
from discontinued operations	747	—	(438)	(282)	(1,236)	(16)
Interest coverage amount	$72,337	$70,574	$68,441	$65,423	$67,379	$66,941

Interest expense, net	$20,062	$19,994	$18,459	$18,130	$17,620	$17,911
Interest income	3	6	6	64	44	20
Interest cost capitalized	380	307	16	156	112	136
Interest expense, gross	$20,445	$20,307	$18,481	$18,350	$17,776	$18,067

Interest coverage ratio	3.5	3.5	3.7	3.6	3.8	3.7

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$72,337	$70,574	$68,441	$65,423	$67,379	$66,941

Interest expense, gross	$20,445	$20,307	$18,481	$18,350	$17,776	$18,067
Preferred share dividends	6,503	6,002	6,002	6,001	6,003	7,034
Fixed charges	$26,948	$26,309	$24,483	$24,351	$23,779	$25,101

Fixed charge coverage ratio	2.7	2.7	2.8	2.7	2.8	2.7

Debt Service Coverage Ratio (1):
Interest coverage amount	$72,337	$70,574	$68,441	$65,423	$67,379	$66,941

Interest expense, gross	$20,445	$20,307	$18,481	$18,350	$17,776	$18,067
Recurring principal payments	4,171	5,131	6,337	6,327	6,205	6,088
Debt service	$24,616	$25,438	$24,818	$24,677	$23,981	$24,155

Debt service coverage ratio	2.9	2.8	2.8	2.7	2.8	2.8

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011

Net cash provided by operating activities	$61,852	$41,963	$61,481	$41,959	$60,348	$43,121

Equity in income from joint ventures	358	342	278	47	616	676
Distributions from joint ventures	(219)	(189)	(284)	(354)	(672)	(872)
Amortization of deferred financing costs	(994)	(1,047)	(1,092)	(1,085)	(986)	(1,034)
Increase (decrease) in mortgage notes accrued interest receivable	(419)	791	24	13	(405)	410
Increase (decrease) in restricted cash	3,984	4,543	(1,360)	(1,439)	(2,304)	(8,623)
Increase (decrease) in accounts receivable, net	3,149	2,182	(2,284)	393	168	303
Increase in direct financing lease receivable	1,234	1,192	1,282	1,256	1,278	1,242
Increase (decrease) in other assets	(1,682)	1,219	(1,953)	3,145	(2,014)	151
Decrease (increase) in accounts payable and accrued liabilities	(11,276)	1,365	(5,402)	6,565	(5,665)	13,318
Decrease (increase) in unearned rents	(2,969)	33	117	(2,628)	(194)	262
Straight-line rental revenue	(927)	(2,042)	(862)	(801)	(298)	(92)
Interest expense, gross	20,445	20,307	18,481	18,350	17,776	18,067
Interest cost capitalized	(380)	(307)	(16)	(156)	(112)	(136)
Costs (gain) associated with loan refinancing or payoff, net (cash portion)	150	38	—	—	(390)	—
Transaction costs	31	184	31	158	233	148

Interest coverage amount (1)	$72,337	$70,574	$68,441	$65,423	$67,379	$66,941

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2012 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended December 31, 2012	Capital Spending Year Ended December 31, 2012
Acquisition and development of two Latitude dining and entertainment facilities	various	Entertainment	$2,842	$20,330
Acquisition and development of megaplex theatres	various	Entertainment	8,317	29,205
Development of other entertainment and retail projects	various	Entertainment	1,911	12,102
Investment in mortgage note receivable for John Hancock observation deck	Chicago, IL	Entertainment	—	36,000
Investment in mortgage note receivable for North Carolina Music Factory	Charlotte, NC	Entertainment	22,000	22,000
Investment in unconsolidated joint ventures	various	Entertainment	669	1,800
Investment in mortgage note receivable for Basis Schools	Washington D.C	Education	810	19,320
Investment in mortgage note receivable for UME Preparatory Academy	Dallas, TX	Education	981	1,977
Investment in mortgage note receivable for Benjamin Franklin Charter School - Power Campus	Queen Creek, AZ	Education	5,773	5,773
Development of public charter school properties	various	Education	5,227	54,327
Additions to mortgage note receivable for development of Schlitterbahn waterparks	Kansas City, KS	Recreation	—	161
Additions to mortgage note receivable for acquisition and improvements at ski properties	various	Recreation	5,704	19,206
Acquisition and development of TopGolf golf entertainment facilities	various	Recreation	12,573	39,897
Acquisition of Wisp ski resort	McHenry, MD	Recreation	24,379	24,379
Investment in casino and resort project	Sullivan County, NY	Other	4,736	11,721
Other investment spending, net	various	Other	(26)	(116)

Total investment spending			$95,896	$298,082
Other capital acquisitions, net	various		2,416	4,328
Total capital spending			$98,312	$302,410

2012 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Buena Vista Vineyard-Ramal West	Sonoma County, CA	May 2012	$12,687
Renaissance Public Charter School	Mt. Pleasant, MI	Aug. 2012	$4,494
Buena Vista Vineyard-Ramal East	Sonoma County, CA	Nov. 2012	$10,978
Buena Vista Winery	Sonoma County, CA	Dec. 2012	$8,201
Carneros Custom Crush	Sonoma County, CA	Dec. 2012	$12,485

EPR Properties
Financial Information by Segment
For the Three Months Ended December 31, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$55,400	$2,921	$1,502	$1,208	$61,031	$—	$61,031
Tenant reimbursements	4,780	—	—	—	4,780	—	4,780
Other income	28	—	—	405	433	1	434
Mortgage and other financing income	1,936	7,724	7,423	34	17,117	—	17,117
Total revenue	62,144	10,645	8,925	1,647	83,361	1	83,362

Property operating expense	6,770	—	—	145	6,915	—	6,915
Other expense	—	—	—	229	229	179	408
Total investment expenses	6,770	—	—	374	7,144	179	7,323
General and administrative expense	—	—	—	—	—	5,396	5,396
Transaction costs	—	—	—	—	—	31	31
Impairment charges	—	—	—	—	—	6,872	6,872
EBITDA - continuing operations	$55,374	$10,645	$8,925	$1,273	$76,217	$(12,477)	$63,740
	72%	14%	12%	2%	100%

Add: transaction costs						31	31
Add: impairment charges						6,872	6,872
Adjusted EBITDA - continuing operations							70,643

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(150)	(150)
Interest expense, net						(20,062)	(20,062)
Transaction costs						(31)	(31)
Impairment charges						(6,872)	(6,872)
Depreciation and amortization						(13,192)	(13,192)
Equity in income from joint ventures						358	358
Discontinued operations:
Income from discontinued operations						441	441
Impairment charges						(1,107)	(1,107)
Loss on sale or acquisition of real estate						(747)	(747)
Net income							29,281
Noncontrolling interests						(47)	(47)
Preferred dividend requirements						(6,503)	(6,503)
Preferred share redemption costs						(3,888)	(3,888)
Net income available to common shareholders							$18,843

EPR Properties
Financial Information by Segment
For the Year Ended December 31, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$221,020	$8,663	$3,615	$5,142	$238,440	$—	$238,440
Tenant reimbursements	18,575	—	—	—	18,575	—	18,575
Other income	98	—	—	670	768	1	769
Mortgage and other financing income	4,308	30,130	29,440	124	64,002	—	64,002
Total revenue	244,001	38,793	33,055	5,936	321,785	1	321,786

Property operating expense	24,008	—	—	1,275	25,283	—	25,283
Other expense	4	—	—	1,038	1,042	639	1,681
Total investment expenses	24,012	—	—	2,313	26,325	639	26,964
General and administrative expense	—	—	—	—	—	23,170	23,170
Transaction costs	—	—	—	—	—	404	404
Impairment charges	—	—	—	—	—	10,870	10,870
EBITDA - continuing operations	$219,989	$38,793	$33,055	$3,623	$295,460	$(35,082)	$260,378
	75%	13%	11%	1%	100%

Add: transaction costs						404	404
Add: impairment charges						10,870	10,870
Adjusted EBITDA - continuing operations							271,652

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(627)	(627)
Interest expense, net						(76,656)	(76,656)
Transaction costs						(404)	(404)
Impairment charges						(10,870)	(10,870)
Depreciation and amortization						(50,254)	(50,254)
Equity in income from joint ventures						1,025	1,025
Discontinued operations:
Income from discontinued operations						864	864
Impairment charges						(13,039)	(13,039)
Gain on sale or acquisition of real estate						(27)	(27)
Net income							121,664
Noncontrolling interests						(108)	(108)
Preferred dividend requirements						(24,508)	(24,508)
Preferred share redemption costs						(3,888)	(3,888)
Net income available to common shareholders							$93,160

EPR Properties
Financial Information by Segment
For the Three Months Ended December 31, 2011
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,165	$1,151	$319	$1,390	$57,025	$—	$57,025
Tenant reimbursements	4,370	—	—	—	4,370	—	4,370
Other income	30	—	—	75	105	1	106
Mortgage and other financing income	81	7,099	6,710	40	13,930	17	13,947
Total revenue	58,646	8,250	7,029	1,505	75,430	18	75,448

Property operating expense	5,516	—	—	131	5,647	—	5,647
Other expense	21	—	—	276	297	93	390
Total investment expenses	5,537	—	—	407	5,944	93	6,037
General and administrative expense	—	—	—	—	—	5,045	5,045
Transaction costs	—	—	—	—	—	233	233
EBITDA - continuing operations	$53,109	$8,250	$7,029	$1,098	$69,486	$(5,353)	$64,133
	76%	12%	10%	2%	100%

Add: transaction costs						233	233
Adjusted EBITDA - continuing operations							64,366

Reconciliation to Consolidated Statements of Income:
Gain associated with loan refinancing or payoff						390	390
Interest expense, net						(17,658)	(17,658)
Transaction costs						(233)	(233)
Depreciation and amortization						(11,527)	(11,527)
Equity in income from joint ventures						616	616
Discontinued operations:
Income from discontinued operations						778	778
Gain on sale or acquisition of real estate						1,236	1,236
Net income							37,968
Noncontrolling interests						(25)	(25)
Preferred dividend requirements						(6,003)	(6,003)
Net income available to common shareholders							$31,940

EPR Properties
Financial Information by Segment
For the Year Ended December 31, 2011
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$215,576	$1,638	$1,274	$5,765	$224,253	$—	$224,253
Tenant reimbursements	17,965	—	—	—	17,965	—	17,965
Other income	120	—	—	306	426	1	427
Mortgage and other financing income	323	28,465	26,576	176	55,540	93	55,633
Total revenue	233,984	30,103	27,850	6,247	298,184	94	298,278

Property operating expense	23,541	—	—	675	24,216	—	24,216
Other expense	21	—	—	1,084	1,105	842	1,947
Total investment expenses	23,562	—	—	1,759	25,321	842	26,163
General and administrative expense	—	—	—	—	—	20,173	20,173
Transaction costs	—	—	—	—	—	1,727	1,727
Impairment charges					—	18,684	18,684
EBITDA - continuing operations	$210,422	$30,103	$27,850	$4,488	$272,863	$(41,332)	$231,531
	77%	11%	10%	2%	100%

Add: transaction costs						1,727	1,727
Add: impairment charges						18,684	18,684
Adjusted EBITDA - continuing operations							251,942

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(3,700)	(3,700)
Interest expense, net						(71,481)	(71,481)
Transaction costs						(1,727)	(1,727)
Impairment charges						(18,684)	(18,684)
Depreciation and amortization						(45,755)	(45,755)
Equity in income from joint ventures						2,847	2,847
Discontinued operations:
Loss from discontinued operations						(346)	(346)
Impairment charges						(17,372)	(17,372)
Transaction costs						(3)	(3)
Gain on sale or acquisition of real estate						19,545	19,545
Net income							115,266
Noncontrolling interests						(38)	(38)
Preferred dividend requirements						(28,140)	(28,140)
Preferred share redemption costs						(2,769)	(2,769)
Net income available to common shareholders							$84,319

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended December 31, 2012			For the Year Ended December 31, 2012
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$332	$332	$—	$1,466	$1,466
Other income	—	2,294	2,294	—	2,294	2,294
Mortgage and other financing income	—	—	—	—	87	87
Total revenue	—	2,626	2,626	—	3,847	3,847

Property operating expense	3	(319)	(316)	15	(1,419)	(1,404)
Other expense	—	2,099	2,099	—	2,434	2,434
Total investment expenses	3	1,780	1,783	15	1,015	1,030
Impairment charges	—	1,107	1,107	—	13,039	13,039
EBITDA - discontinued operations	$(3)	$(261)	$(264)	$(15)	$(10,207)	$(10,222)

Add: impairment charges			1,107			13,039
Adjusted EBITDA - discontinued operations			$843			$2,817
Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			12
Impairment charges			(1,107)			(13,039)
Depreciation and amortization			(402)			(1,965)
Gain on sale or acquisition of real estate			(747)			(27)
Loss from discontinued operations			$(1,413)			$(12,202)

	For the Three Months Ended December 31, 2011			For the Year Ended December 31, 2011
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$751	$751	$4,087	$2,911	$6,998
Tenant reimbursements	1	—	1	2,409	—	2,409
Other income	—	1,633	1,633	—	1,633	1,633
Mortgage and other financing income	—	52	52	—	251	251
Total revenue	1	2,436	2,437	6,496	4,795	11,291

Property operating expense	7	(812)	(805)	2,839	(394)	2,445
Other expense	—	1,988	1,988	—	2,380	2,380
Total investment expenses	7	1,176	1,183	2,839	1,986	4,825
Transaction costs	—	—	—	—	3	3
Impairment charges	—	—	—	—	17,372	17,372
EBITDA - discontinued operations	$(6)	$1,260	$1,254	$3,657	$(14,566)	$(10,909)

Add: transaction costs			—			3
Add: impairment charges			—			17,372
Adjusted EBITDA - discontinued operations			$1,254			$6,466
Reconciliation to Consolidated Statements of Income:
Transaction costs			—			(3)
Costs associated with loan refinancing or payoff			—			(2,298)
Interest expense, net			37			(182)
Impairment charges			—			(17,372)
Depreciation and amortization			(513)			(4,332)
Gain on sale or acquisition of real estate			1,236			19,545
Income from discontinued operations			$2,014			$1,824
(1) For each of the three months and years ended December 31, 2012 and 2011, consists of the operations related to Toronto Dundas Square.
(2) For the three months and year ended December 31, 2012, consists of the operations of the Pope Valley Winery, which was classified as held for sale as of December 31, 2012 as well as the operations of the Buena Vista vineyard and winery and the Carneros custom crush facility, which were sold during 2012. For the three months and year ended December 31, 2011, consists of the operations of the above mentioned properties as well as the operations of the EOS Winery sold on September 20, 2011 and the Gary Farrel Winery sold on April 28, 2011.

EPR Properties
Investment Information by Segment
As of December 31, 2012 and 2011
(Unaudited, dollars in thousands)

	As of December 31, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,664,763	$100,666	$67,127	$52,537	$1,885,093
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	355,585	1,645	2,677	15,777	375,684
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	191,720	196,177
Property under development	20,952	4,582	3,842	—	29,376
Mortgage notes and related accrued interest receivable, net	76,199	28,945	348,091	2,517	455,752
Investment in a direct financing lease, net	—	234,089	—	—	234,089
Investment in joint ventures	11,971	—	—	—	11,971
Intangible assets, gross (1)	14,327	—	—	—	14,327
Notes receivable and related accrued interest receivable, net (1)	183	3,728	—	993	4,904
Total investments (2)	$2,148,437	$373,655	$421,737	$266,651	$3,210,480
% of total investments	67%	12%	13%	8%	100%

	As of December 31, 2011
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,642,771	$39,856	$11,204	$125,345	$1,819,176
Rental properties held for sale, net of accumulated depreciation	—	—	—	4,696	4,696
Add back accumulated depreciation on rental properties	313,793	259	1,804	19,260	335,116
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	180,000	184,457
Property under development	15,315	7,446	—	—	22,761
Mortgage notes and related accrued interest receivable, net	—	1,303	323,794	—	325,097
Investment in a direct financing lease, net	—	233,619	—	—	233,619
Investment in joint ventures	25,053	—	—	—	25,053
Intangible assets, gross (1)	14,036	—	—	—	14,036
Notes receivable and related accrued interest receivable, net (1)	174	3,751	—	1,090	5,015
Total investments (2)	$2,015,599	$286,234	$336,802	$330,710	$2,969,345
% of total investments	68%	10%	11%	11%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2012 and 2011 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2012	12/31/2011
Intangible assets, gross	$14,327	$14,036
Less: accumulated amortization on intangible assets	(11,006)	(9,551)
Notes receivable and related accrued interest receivable, net	4,904	5,015
Prepaid expenses and other current assets	30,187	22,167
Total other assets	$38,412	$31,667

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of December 31, 2012
(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools
Year	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended December 31, 2012 (1)	% of Total Revenue	Total Number of Leases Expiring	Financing Income/Rental Revenue for the Trailing Twelve Months Ended December 31, 2012	% of Total Revenue

2013	1	$3,119	1%	—	$—	—
2014	—	—	—	—	—	—
2015	3	9,464	3%	—	—	—
2016	4	9,408	3%	—	—	—
2017	4	7,220	2%	—	—	—
2018	18	30,736	10%	—	—	—
2019	7	22,325	7%	—	—	—
2020	7	9,256	3%	—	—	—
2021	5	8,208	3%	—	—	—
2022	11	20,115	6%	—	—	—
2023	5	12,342	4%	—	—	—
2024	9	16,555	5%	—	—	—
2025	6	12,584	4%	—	—	—
2026	4	5,679	2%	—	—	—
2027	2	3,152	1%	—	—	—
2028	1	1,060	—	—	—	—
2029	15	14,125	4%	—	—	—
2030	—	—	—	—	—	—
2031	5	3,772	1%	11	10,378	3%
2032	3	3,169	1%	12	9,543	3%
Thereafter	—	—	—	15	15,637	5%
	110	$192,289	60%	38	$35,558	11%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only which together represent approximately 70% of total revenue for the trailing twelve months ended December 31, 2012. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Year Ended	Percentage of
	Customers	Asset Type	December 31, 2012	Total Revenue	December 31, 2012	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,949	26%	$95,063	30%
2.	Imagine Schools, Inc.	Education	7,032	8%	28,245	9%
3.	Rave Cinemas/Rave Review Cinemas	Entertainment	5,519	7%	27,819	9%
4.	Regal Cinemas, Inc.	Entertainment	5,325	6%	21,348	7%
5.	Peak Resorts, Inc.	Recreation	4,448	5%	17,085	5%
6.	Cinemark USA, Inc.	Entertainment	4,022	5%	16,346	5%
7.	SVVI, LLC	Recreation	3,261	4%	13,607	4%
8.	Southern Theatres, LLC	Entertainment	2,967	4%	13,055	4%
9.	Empire Theatres Limited	Entertainment	2,121	3%	4,210	1%
10.	Cineplex, Inc.	Entertainment	1,995	2%	3,988	1%

	Total		$58,639	70%	$240,766	75%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2012	December 31, 2011
Mortgage note, 10.00%, due April 1, 2013	$42,907	$33,677
Mortgage note and related accrued interest receivable, 9.00%, due June 30, 2013	1,710	1,303
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,517	—
Mortgage note, 9.50%, due January 31, 2018	17,979	—
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	178,545	178,384
Mortgage note, 9.96%, due March 10, 2027	10,945	8,000
Mortgage notes, 10.61%, due April 3, 2027	62,500	62,500
Mortgage note, 9.83%, due October 30, 2027	45,714	41,233
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	—
Mortgage note and related accrued interest receivable, 9.00%, due September 1, 2032	19,471	—
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	—
Mortgage note, 10.00%, due December 19, 2032	2,550	—
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,787	—
Mortgage note, 10.25%, due June 30, 2033	1,977	—
Mortgage note, 11.31%, due December 31, 2033	4,930	—
Total mortgage notes and related accrued interest receivable	$455,752	$325,097

Payments Due on Mortgage Notes Receivable

	As of December 31, 2012
Year:
2013	$45,118
2014	117
2015	878
2016	890
2017	1,154
Thereafter	407,595
Total	$455,752

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	December 31, 2012	December 31, 2011
Note and related accrued interest receivable, 9.23%,
due August 31, 2015	$3,728	$3,751
Note and related accrued interest receivable, 6.00%,
due December 31, 2017	1,116	1,212
Notes and related accrued interest receivable, 12.00%
to 15.00% (2)	—	8,074
Other	183	174
Total notes and related accrued interest receivable	$5,027	$13,211
Less: Loan loss reserves	(123)	(8,196)
Total notes and related accrued interest receivable, net	$4,904	$5,015

(1) Included in other assets in the accompanying balance sheets as of December 31, 2012 and 2011.
(2) Notes written off during the year ended December 31, 2012

Payments due on Notes Receivable

	As of December 31, 2012
Year:
2013	$204
2014	202
2015	3,714
2016	142
2017	582
Thereafter	183
Total	$5,027

EPR Properties
Summary of Unconsolidated Joint Ventures
As of and for the Year Ended December 31, 2012
(Unaudited, dollars in thousands)

Atlantic-EPR I and Atlantic-EPR II

EPR investment interest in Atlantic-EPR I: 43.9%
EPR investment interest in Atlantic-EPR II: 30.1%
Income recognized for the year ended December 31, 2012: $536
Distributions received for the year ended December 31, 2012: $1,046

Unaudited condensed financial information for Atlantic-EPR I and Atlantic-EPR II is as follows as of and for the years ended December 31, 2012 and 2011:

	2012	2011
Rental properties, net	$45,496	$46,600
Cash	278	1,071
Mortgage note payable (1)	11,827	12,224
Mortgage note payable to EPR (2)	17,979	—
Partners’ equity	18,675	34,772
Rental revenue	5,604	6,523
Net income	1,842	1,874
(1) Atlantic-EPR II mortgage note payable is due September 1, 2013
(2) Atlantic-EPR I mortgage note payable to EPR is due January 31, 2018

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $4,721
Income recognized for the year ended December 31, 2012: $489
Distributions received for the year ended December 31, 2012: $0

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, gain on sale or acquisition of real estate, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs. FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line revenue and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.